UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS

(Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon CA 92020

(Address of principal executive offices)

             (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon CA 92020

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT
December 31, 2006

Blue Chip Investor Fund

Annual Report

December 31, 2006

In 2006 the fund gained 16.76%, compared to a return of 15.79% for the S&P 500.  Our trailing five-year average annualized return is 6.33% per year, compared with a return of 6.18% for the S&P 500 over the same period, and we've posted gains in four of the five years the Fund has been in existence.  The Fund's returns have been surprisingly close to the S&P 500's.  We think this is a coincidence, since we've usually owned only about 20 stocks and have no interest in keeping industry weightings similar to the index's.  Nonetheless, we still believe the S&P 500 is the best benchmark since it represents larger companies, which often have the most significant representation in our portfolio.

Let's reiterate the philosophy behind our investment strategy: serving investors via prudent, principled money management.  This mindset comes before performance.  In fact, we believe it is this emphasis which ultimately produces attractive long-term performance.  Using our philosophy, we identify:

BLUE-CHIP COMPANIES, REGARDLESS OF SIZE

Conventional Wall Street advice is to diversify among the stocks of large-, mid- and small-capitalization companies.  Many money managers pigeonhole themselves, emphasizing one size of company.  We neither force ourselves to allocate trades equally to each size of company (small/mid/large cap) nor do we limit ourselves to only one size.  Instead, we believe in being opportunistic.  Thus, if greater numbers of attractive buys appear among mid-cap stocks, our portfolio will be more heavily weighted in mid-caps.  The same is true for large-cap stocks.

However, we do require that the companies in which we invest show stable earnings growth over a relatively long period of time, generally 10 years.  This demanding requirement naturally skews our investment universe toward larger firms.  (Companies enjoying long-term growth inevitably become sizable enterprises.)  Nevertheless, when we say "blue chip", we are referring to quality, not size.  Similarly, many star running backs in the NFL are blue chip athletes even though they're not big by professional-football standards.

GROWTH COMPANIES

Without question, consistently growing companies are superior to firms exhibiting cyclical, occasional, slow, or no growth.  One way we measure growth is by the rate at which earnings increase.  But earnings growth is just the beginning.  A company that retains all its earnings should be viewed differently than a company which pays out most of its earnings via dividends and stock buybacks.  (Likewise, if you let interest compound in a savings account, you'll get a different result than if you withdraw all interest income.)  Therefore, return on equity (ROE) should be reviewed in tandem with earnings growth.  We invest in companies whose ROE is usually greater than 15%.  Furthermore, we closely monitor "incremental ROE", looking for 15% returns on retained earnings over a variety of time increments.

A FAVORABLE PURCHASE PRICE

Stock-screening software allows one to identify excellent growth companies.  Yet most investors aren't patient enough to wait for stocks to trade at attractive prices.  However, one must not overpay, because it's quite difficult to generate good returns buying stocks with a P/E of, say, 35.  If a 35-P/E stock dropped to a more normal P/E of 17 over five years, one still wouldn't profit, even if earnings grew 15% each year.  In fact, this largely explains why the S&P 500 Index struggled for the first six years of this decade.

2006 Annual Report  1

We determine buy prices using a combination of valuation methods, including comparison of a stock's free-cashflow yield to interest rates.  Also, for companies with higher growth, we're willing to pay more.  But for each stock that we monitor, we generally get only a couple of highly favorable buying opportunities every ten years.  Thus, patience and discipline are essential.

The Blue Chip Investor Fund's investment methodology defies easy categorization.  Are we a growth fund because we buy stocks of growth companies?  Are we a value fund because we wait for bargain prices?  Instead, are we a "blend" fund-growth and value?  Not fitting any of Wall Street's rigid "style boxes" continues to be an advantage.  Rather than conform, we steadfastly follow an uncommonly commonsense approach that targets long-term growth of capital.

Sincerely,

Steven G. Check

Portfolio Manager

BLUE CHIP INVESTOR FUND

BLUE CHIP INVESTOR FUND

by Industry Sectors (Unaudited)

(as a percentage of Net Assets)

2006 Annual Report  2

BLUE CHIP INVESTOR FUND

PERFORMANCE INFORMATION (Unaudited)

12/31/06  NAV $115.82

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                                                                                          Since
                                                                                         1 Year(A)         3 Years(A)         Inception(A)
Blue Chip Investor Fund                                                   16.76%              9.02%                6.33%
S&P 500(B)                                                                        15.80%            10.44%                6.18%

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Blue Chip Investor Fund was January 1, 2002.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares. Current Performance May Be Lower Or Higher That The Performance Data Quoted. To Obtain Performance Data Current To The Most Recent Month End, Please Call 1-800-59-FUNDS.

2006 Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Check Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com.  It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-800-59-FUNDS).  This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing costs, including investment adviser fees and other Fund expenses.  The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested in the Fund on June 30, 2006 and held through December 31, 2006.

The first line of the table below provides information about actual account values and actual expenses.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                    Expenses Paid

                   Beginning                      Ending                    During the Period*

                                                               Account Value             Account Value                June 30, 2006 to

                                                               June 30, 2006          December 31, 2006           December 31, 2006

Actual                                   $1,000.00                   $1,167.70                             $6.94

Hypothetical                          $1,000.00                   $1,018.80                             $6.46

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2006 Annual Report  4

Blue Chip Investor Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Air Freight & Logistics
6,000	FedEx Corporation	$ 651,720	2.55%

Construction Materials
20,000	Florida Rock Industries Inc.	861,000	3.37%

Diversified Bank
38,000	Wells Fargo & Co.	1,351,280	5.29%

Footwear
14,000	Nike Inc. Class B	1,386,420	5.43%

Holding Companies NEC
40	Berkshire Hathaway Inc. Class A*	4,399,600	17.24%

Housewares & Specialties
15,000	Fortune Brands Inc.	1,280,850	5.02%

Health Care - Managed Care
16,500	Unitedhealth Group Inc.	886,545	3.47%

Hyper-Markets & Super Centers
25,000	Wal-Mart Stores Inc.	1,154,500	4.52%

Insurance - Property/Casualty
25,000	Aflac Inc.	1,150,000	4.51%

Insurance - Multi-Line
15,000	American International Group, Inc.	1,074,900	4.21%

Machinery Construction / Farm
15,750	Paccar Inc.	1,022,175
10,500	Oshkosh Truck Corp.	508,410
		1,530,585	6.00%

Machinery Industrial
24,000	Illinois Tool Works Inc.	1,108,560	4.34%

Motorcycle Manufacturing
24,000	Harley-Davidson Inc.	1,691,280	6.63%

Publishing
21,000	Meredith Corp.	1,183,350	4.64%

Regional Banks
20,000	Synovus Financial Corp.	616,600
12,000	Zion Bancorp.	989,280
		1,605,880	6.29%

Retail - Home Improvement
20,000	Home Depot Inc.	803,200
20,000	Lowe's Companies Inc.	623,000
		1,426,200	5.59%

Services - Data Processing
18,000	Fiserv Inc. *	943,560
30,500	Total Systems Services Inc.	804,895
		1,748,455	6.85%

Systems Software
40,000	Microsoft Corp.	1,194,400	4.69%

Total for Common Stock (Cost $20,800,082)		25,685,525	100.64%

	Liabilities in Excess of Other Assets	(163,472)	-0.64%

	Net Assets	$ 25,522,053	100.00%

*Non-Income Producing Securities.

Securities in portfolio are pledged as collateral. See note 12.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  5

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investment Securities at Market Value	$ 25,685,525
(Cost $20,800,082)
Dividends & Interest Receivable	55,166
Prepaid Expenses	3,155
Receivable for Shareholder Purchases	4,982
Total Assets	25,748,828
Liabilities:
Advisory Fee Payable	12,121
Administration Fee Payable	2,032
Other Accrued Expenses	24,103
Payable to Custodian Bank	188,519
Total Liabilities	226,775
Net Assets	$ 25,522,053
Net Assets Consist of:
Paid In Capital	$ 20,636,587
Accumulated Undistributed Net Investment Income	-
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	23
Unrealized Appreciation in Value
of Investments Based on Cost - Net	4,885,443
Net Assets, for 220,354 Shares Outstanding	$ 25,522,053
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($25,522,053/220,354 shares)	$ 115.82

Statement of Operations
For the year ended December 31, 2006
Investment Income:
Dividends	$ 336,733
Interest	36,447
Total Investment Income	373,180
Expenses:
Investment Adviser Fees	243,273
Interest Expense	5,550
Transfer Agent & Accounting Fees	32,862
Administration Fees	23,991
Audit Fees	20,112
Registration Fees	11,559
Custody Fees	11,224
Legal Fees	18,457
Other Fees	3,018
Insurance Expense	3,404
Trustee Fees	3,927
Printing and Postage Expense	3,020
Total Expenses	380,397
Less:
Advisory Fee Waiver	(70,977)
Net Expenses	309,420
Net Investment Income	63,760

Realized and Unrealized Gain on Investments & Options:
Net Realized Gain on Investments	1,160,030
Net Realized Gain on Options	55,392
Net Change in Unrealized Appreciation on Investments	2,576,238
Net Change in Unrealized Appreciation on Options	(66,744)
Net Realized and Unrealized Gain on Investments & Options	3,724,916

Net Increase in Net Assets from Operations	$ 3,788,676

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  6

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2006	1/1/2005
	to	to
	12/31/2006	12/31/2005
From Operations:
Net Investment Income	$ 63,760	$ 25,939
Net Realized Gain on Investments	1,160,030	1,431,144
Net Realized Gain on Options	55,392	245,798
Net Change in Unrealized Appreciation on Investments	2,576,238	(1,206,162)
Net Change in Unrealized Appreciation on Options	(66,744)	77,397
Increase (Decrease) in Net Assets from Operations	3,788,676	574,116
From Distributions to Shareholders:
Net Investment Income	(84,249)	(5,464)
Net Realized Gain from Security Transactions	(1,215,399)	(1,676,928)
Change in Net Assets from Distributions	(1,299,648)	(1,682,392)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,915,971	4,082,224
Shares Issued on Reinvestment of Dividends	1,299,649	1,682,392
Cost of Shares Redeemed	(4,695,264)	(7,183,718)
Net Increase (Decrease) from Shareholder Activity	(479,644)	(1,419,102)

Net Increase (Decrease) in Net Assets	2,009,384	(2,527,378)

Net Assets at Beginning of Period	23,512,669	26,040,047
Net Assets at End of Period (Including accumulated undistributed	$ 25,522,053	$ 23,512,669
Net Investment Income of $0 and $20,489, respectively)

Share Transactions:
Issued	26,904	38,040
Reinvested	11,194	15,997
Redeemed	(42,855)	(67,360)
Net Increase (Decrease) in Shares	(4,757)	(13,323)
Shares Outstanding Beginning of Period	225,111	238,434
Shares Outstanding End of Period	220,354	225,111

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2006	1/1/2005	1/1/2004	1/1/2003	1/1/2002*
	to	to	to	to	to
	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
Net Asset Value -
Beginning of Period	$ 104.45	$ 109.21	$ 103.88	$ 83.25	$ 100.00
Net Investment Income **	0.29	0.11	0.16	0.23	1.31
Net Gains or (Losses) on Securities
(realized and unrealized)	17.23	3.07	8.07	20.59	(17.42)
Total from Investment Operations	17.52	3.18	8.23	20.82	(16.11)

Distributions (From Net Investment Income)	(0.40)	(0.02)	(0.20)	(0.19)	(0.64)
Distributions (From Capital Gains)	(5.75)	(7.92)	(2.70)	0.00	0.00
Total Distributions	(6.15)	(7.94)	(2.90)	(0.19)	(0.64)

Net Asset Value -
End of Period	$ 115.82	$ 104.45	$ 109.21	$ 103.88	$ 83.25
Total Return +	16.76%	2.87%	7.93%	25.01%	(16.11)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	25,522	23,513	26,040	20,911	11,492

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.56%	1.71%	1.67%	1.77%	2.82%
Ratio of Net Investment Income to Average Net Assets	-0.03%	-0.16%	-0.08%	-0.41%	-1.25%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.27%	1.45%	1.45%	1.11%	0.09%
Ratio of Net Investment Income to Average Net Assets	0.26%	0.11%	0.15%	0.25%	1.48%

Portfolio Turnover Rate	36.85%	93.80%	71.91%	105.42%	52.67%

*Commencement of operations.              **Per share amounts calculated using the average shares method.

+ Total return in the above calculation represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  7

NOTES TO FINANCIAL STATEMENTS

BLUE CHIP INVESTOR FUND

December 31, 2006

1.) ORGANIZATION

Blue Chip Investor Fund (the "Fund") is a non-diversified series of the Blue Chip Investor Fund (the "Trust"), formerly Premier Funds.  The Trust is an open-end investment company.  The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002.  At present, the Fund is the only series authorized by the Trust.  The Fund's investment objective is to seek long-term growth of capital. The Adviser to the Fund is  Check Capital Management, Inc. (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the price provided by the pricing service last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of December 31, 2006, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

2006 Annual Report  8

Notes to the Financial Statements  - continued

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

SHARE VALUATION:

The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the specific indentification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement (the "Management Agreement") with the Adviser,  Check Capital Management, Inc. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that

2006 Annual Report  9

Notes to the Financial Statements  - continued

serve as officers and trustees of the Trust. For its services, the Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund.  As a result of the above calculation, for the year ended December 31, 2006, the Adviser earned management fees totaling $243,273, before the waiver of fees and/or reimbursement of expenses described below.  The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.25% of its average daily net assets through May 1, 2007.  The Adviser waived and/or reimbursed expenses of $70,977 for year ended December 31, 2006.  At December 31, 2006 the Fund owed the Adviser $12,121.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On December 12, 2006 the Board of Trustees ( the “Board”) considered the renewal of the Management Agreement (the "Agreement").  In approving the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the investment adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group").  The Report also included comparative performance information for other accounts managed by the Adviser and an appropriate benchmark index. The Trustees reviewed the information and concluded that the Fund's performance was acceptable.

As for the nature, extent and quality of the services provided by the Adviser, the Trustees discussed the Adviser's experience and capabilities.  The representatives of the Adviser reviewed and discussed with the Board the Adviser's ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Adviser's financial condition and investment personnel.  They also discussed the portfolio manager's background and investment management experience.  Furthermore, they reviewed the Adviser's financial information and discussed the firm's ability to meet its obligations under the Agreement.  The Board concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, that they were satisfied with the quality of services provided by the Adviser, and that the Adviser has the resources to meet its obligations under the Agreement.

As to the costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, and fees charged to other clients of the Adviser.  It was the consensus of the Trustees that the Adviser's commitment to cap Fund expenses was an important consideration, and that the Fund's overall expenses were very competitive.  The Board noted that the expense ratio was below the category average, and concluded that the advisory fee was reasonable.  The Board also reviewed a profit and loss analysis prepared by the Adviser that analyzed the expenses incurred by the Adviser in managing the Fund and the total revenue derived by the Adviser from the Fund. The Trustees noted that the Adviser did not utilize the affiliated broker and received no soft dollar benefits.  The Trustees concluded that the Adviser was not overly profitable, and that an in depth discussion regarding economies of scale was not necessary based on the current size of the Fund.  Next, the independent Trustees met in executive session to discuss the continuation of the Agreement.  The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, it was the consensus of the Trustees, including the independent Trustees that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders.

5.) RELATED PARTY TRANSACTIONS

The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc.  The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $700 million subject to a minimum monthly fee of $2,000.  The Fund also pays all out of pocket expenses directly attributable to the Fund.  An officer and director of Premier Fund Solutions, Inc. is also an officer and trustee of the Fund and the son of another trustee.  For the year ended December 31, 2006 the administrator earned $23,991. At December 31, 2006 the Fund owed the administrator $2,032.

2006 Annual Report  10

Notes to the Financial Statements – continued

6.) CAPITAL SHARES

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at December 31, 2006 was $20,636,587 representing 220,354 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $8,697,974 and $9,622,082, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at December 31, 2006 was $20,800,082. At December 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                           (Depreciation)                        Net Appreciation

 $5,088,147                               ($202,704)                               $4,885,443

There were no differences between book and tax basis of investments.

9.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2006, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, 80.51% of the Fund.

10.) OPTIONS WRITTEN

As of December 31, 2006 the fund did not have any written options outstanding. Transactions in options written during the year ended December 31, 2006, were as follows:

Number of

Premiums

 Contracts

  Received

Options outstanding at January 1, 2006

          350          $  88,244

Options written

             0

             0

Options terminated in closing purchase transactions

             0

                         0

Options expired

        (200)            (55,395)

Options exercised                                                                  (150)

   (32,849)

Options outstanding at December 31, 2006

                         0            $        0

11.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during fiscal year 2005 and 2006 were as follows.

Distributions paid from:

                                                                                  2006                   2005

Ordinary Income

                        $     84,249

                          $       5,464

Short-term Capital Gain

                 320,334

                   411,719

Long-term Capital Gain

                 895,065

                1,265,209
                                                                        $1,299,648          $1,682,392

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                          $            11

Undistributed long-term capital  gain/(accumulated losses)                               12

Unrealized appreciation/(depreciation)                                                  4,885,443

                                                                                                      $4,885,466

12.) AVERAGE BORROWINGS

A loan and pledge agreement dated February 6, 2003 is in place between the Fund and the Custodial Trust Company.  The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral.  The maximum interest rate of such loans is set at a rate per annum equal to 30 day

2006 Annual Report  11

Notes to the Financial Statements - continued

LIBOR plus 1.25%.  During the year ended December 31, 2006 the Fund had an average loan balance of $105,489 and paid an average interest rate of 5.26%.  As of December 31, 2006 there was an outstanding loan balance of $188,519 due to Custodial Trust Company.

2006 Annual Report  12

Cohen Fund Audit Services, Ltd.

                                                                                                                                                                                                                        800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

                                                                                                                                                                                                                                                                   Westlake, Ohio 44145

                                                                                                                                                                            Phone: (440) 835-8500

                                                                                                                                                                                                                                                                                  Fax: (440) 835-1093

                                                                                                                                                                                 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Blue Chip Investor Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Funds, comprised of the Blue Chip Investor Fund (the "Fund"), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended December 31, 2004 were audited by other auditors, who expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Fund's custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Investor Funds as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

February 12, 2007

2006 Annual Report  13

TRUSTEES AND OFFICERS

Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.

      The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Ross C. Provence*, (1938) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	President and Trustee	Since 2001	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).	1	Wireless Fund
Jeffrey R. Provence*, (1969) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	Secretary, Treasurer and Trustee	Since 2001	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). CEO, Premier Fund Solutions, Inc. (2001-Present).	1	Private Asset Management Funds, Sycuan Funds, Wireless Fund
Jock Meeks, (1956) 575 Anton Blvd., Ste 500 Costa Mesa, Ca 92626	Chief Compliance Officer	Since 2004

Chief Compliance Officer and Client Services Director for Check Capital Management (2004 to current). Investment Specialists (200 to 2002 and 2003 to 2004) for Charles Schwab. Acting Branch Manager for Charles Schwab (2002).

				N/A	N/A

* Ross C. Provence and Jeffrey R. Provence are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Allen C. Brown, (1943) 222 West Madison Ave., El Cajon, California 92020	Independent Trustee	Since 2001	Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).	1	Sycuan Funds
George Cossolias, CPA, (1938) 9455 Ridgehaven Court, Suite 101, San Diego, California 92123	Independent Trustee	Since 2001	Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current).	1	Sycuan Funds, Wireless Fund, Temecula Valley Bankcorp.

     The Statement of Additional Information contains additional and more detailed information about the trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2006 Annual Report  14

Board of Trustees

George Cossolias, CPA

Allen C. Brown

Ross C. Provence

Jeffrey R. Provence

Investment Adviser

Check Capital Management Inc.

575 Anton Boulevard, Suite 500

Costa Mesa, CA 92626-7169

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

Custodial Trust Co.

101 Carnegie Center

Princeton, NJ 08540-6231

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Dr., Suite 400

Broadview Hts, OH 44147

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

(FKA Cohen McCurdy, Ltd.)

800 Westpoint Pkwy., Suite 1100

Westlake, OH  44145-1524

BLUE CHIP INVESTOR FUND

575 Anton Boulevard, Suite 500

Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/06	FYE 12/31/05
Audit Fees	$17,175	$15,500
Audit-Related Fees	$0	$875
Tax Fees	$2,500	$3,200
All Other Fees	$825	$3,350

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 12/31/06	FYE 12/31/05
Registrant	$3,325	$6,550
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:           3/6/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:           3/6/07

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:           3/6/07